Exhibit 99.1

company presentation LEAP THERAPEUTICS DKN - 01 R&D Day July 12, 2022

Forward looking statements 2 This presentation contains forward - looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, clinical trials, collaborations and partnerships, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward - looking statements within the meaning of U.S. securities laws. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain these identifying words. Forward - looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. We may not actually achieve the plans, intentions or expectations disclosed in our forward - looking statements, and you should not place undue reliance on our forward - looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward - looking statements we make. These and other risk factors are listed from time to time in reports filed with the Securities and Exchange Commission, including, but not limited to, our Annual Reports on Form 10 - K and our Quarterly Reports on Form 10 - Q. We assume no obligation to update any forward - looking statements, except as required by applicable law. This presentation does not constitute an offer to sell, or the solicitation of an offer to buy, any securities.

Agenda 3 DKK1 Biology and DKN - 01 Mechanism of action Colorectal cancer: Zev Wainberg , MD UCLA Prostate cancer: David Wise, MD, PhD New York University Gastric cancer : Samuel Klempner , MD Massachusetts General Hospital Endometrial cancer: Rebecca Arend , MD University of Alabama at Birmingham

DKN - 01 Overview 4 Important milestones in 2022 and 2023 Single agent activity in three indications Biomarker - targeted development Combinations with checkpoint inhibitors and chemotherapy Strategic partnership with BeiGene T C Cancer cell DKN - 01 DKK1

The role of DKK1 in cancer

DKK1 is produced and secreted by cancer cells, functions on several tumor pathways and nearby immune cells

Angiogenesis

Upregulates VEGFR2, increases formation of tumor blood vessels

Cell proliferation

Blocks Wnt signaling, signals through CKAP4 and PI3K to activate Akt



DKK1
Cancer cell
VEGFR2
Angiogenesis
CKAP4
DKK1
PI3K
Akt
Cancer cell
Tumor
WNT
DKK1
LRP 5/6
FZD
Cancer cells
β-catenin
Myeloid-derived suppressor cell

Enhances MDSC cells

Inhibits β-catenin dependent Wnt signaling to enhance suppressive activity

Suppresses NK cells

Helps tumor cells escape NK cells

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DKN-01 - an anti-DKK1 antibody



DKN-01
Cancer cell
Tumor

DKN-01 binds and removes free DKK1 from the TME:



Reduces cell proliferation

Blocks signaling through CKAP4 and PI3K to downregulate akt



M
M
M

Suppresses MDSC cells

B-catenin dependent Wnt signaling reprograms MDSCs and reduces immunosuppressive activity





Reduces angiogenesis

Reduces blood vessel formation, upregulates key cytokines, IFNy, IL-15 and IL-33



NK
NK
NK

Activates NK cells

Upregulates NK cell ligands on tumor, production of Granzyme B by activated NK cells

Single agent and combination activity demonstrated in three different tumor types. Well-tolerated as monotherapy and in combination with chemotherapy or checkpoint inhibitors.

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leaptherapeutics

DKN - 01 + anti - PD - 1 combination 7 Enhances tumor microenvironment for immune cells to target and clear the tumor Activates CD8 T cells Stimulates activity of NK cells Induces pro - inflammatory tumor microenvironment Upregulates PD - L1 (the target for anti - PD - 1 antibodies) Anti - PD - 1 stimulates CD8 T cell adaptive immunity: DKN - 01 stimulates innate immune system:

Pipeline 8 DKN - 01 + anti - PD - 1 pembrolizumab DKN - 01 + docetaxel DKN - 01 DKN - 01 + anti - PD - 1 tislelizumab + chemotherapy (1L) DKN - 01 + anti - PD - 1 tislelizumab (2L) 1L PFS d ata, 2L initial data Q1 2022 Final 1L data expected in Q3 2022 1L Randomized Controlled Trial FPI Q4 2022 Investigator - initiated study Initial data Q2 2022 FPI Q3 2022 Investigator - initiated study Gastric/GEJ cancer Endometrial cancer Lung cancer Prostate cancer DKN - 01 + bevacizumab + chemotherapy Colorectal cancer FPI Q4 2022

DKN - 01 Gastric cancer development

DKK1 - high levels are associated with poor survival 10 Strata 21 34 7 1 1 20 4 0 300 200 100 0 time to treatment discontinuation (days) High l evels of DKK1 c orrelate with s horter o verall s urvival In g astric c ancer TCGA STAD d ataset DKK1 - high i s a ssociated with p oor r esponse to first - line platinum + fluoropyrimidine based therapies in GEJ/ gastric cancer patients Collaboration with Tempus DKK1 expression data (TCGA): DKK1 - high patients ~2.5 years shorter OS in DKK1 - high patients P a n c r e a t ic E s o p h a ge al Head and neck TNBC G / G E J P r o st a t e Lung adeno L i v er Uterine C RC overall su r vi v al overall su r vi v al DKK1 expression (RNA - Seq normalized log2) 16 14 12 10 8 6 4 2 0 DKK1 - low patients DKK 1 - l o w DKK 1 - high Days 0 4000 3000 2000 1000 100 Probability of s urvival 5 0 0 25 75 DKK1 - h igh (n=175) DKK1 - l ow (n=175) p - val = 0.0164 (Mantel - Cox) 0.00 Survival probability 1.00 0.75 0.50 0.25 p = 0.31 overall survival overall survival DKK1 - high DKK1 - low Number at risk

DKK1 expression determined using RNAscope 11 * H - s core cut - off at 35 (equating to TPS 20) was identified for gastric cancer from our study of DKN - 01 + pembrolizumab 0 50 100 150 200 250 300 DKK 1 - l o w DKK 1 - high DKK1 - low p atient (H - score = 4) DKK1 - high p atient (H - score = 108) Chromogenic in situ hybridization RNAscope The biopsy sample is stained to identify DKK1 mRNA Pathologist determines histology score (H - s core), measuring DKK1 expression rather than protein itself H - s core = 35 * Each red dot is an individual mRNA for DKK1 Number of cells and intensity of staining is converted to H - s core

DKN - 01 single agent activity in heavily pretreated esophagogastric cancer patients 12 Baseline 4 - month scan On study 1 year, reduction - 33.9% failed prior anti - PD - L1 + IDOi Best overall response of 20 evaluable patients* Partial response 2 Stable disease 6 Progressive disease 12 *By Blinded Independent Central Review 2L+ EGC DKN - 01 2 monotherapy PRs Clinical benefit rate 40% Left adrenal met = 30.8 mm Left adrenal met = 11.0 mm

*DKK1 - high ≥ upper tertile (35) Clinical activity of DKN - 01 plus paclitaxel or anti - PD - 1 antibody 13 PD PD PD PD PD PD PD PD PD PD PD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD SD PD PD PD PD PD PD PD PD PD PD PR PR PR PR PR PR PR PR PR PR PR PR PR PD PD PD PD PD PD PD PD PD PD PD PD SD SD SD SD SD SD PD SD PR PR PR PR PR 50% - 50% - 100% 100% DKN - 01 + paclitaxel N=52 DKN - 01 + paclitaxel Patients treated Prior therapies N =52 60% Disease c o n t r ol r at e (DCR) 25% Overall r espons e r at e (ORR) 2 L - 8 L esophagogastric pts GEJ/GC ESCC E C A C PD - progressive disease PR - partial response SD - stable disease T umo r types: 0 260% ORR in 2L patients is ~47% Strong broad activity in esophagogastric cancer in heavily pretreated patients DKN - 01 + paclitaxel Patients treated PFS (months) N =15 12 . 7 73.3% OS (months) Disease c o n t r ol r at e (DCR) 46.7% Overall r espons e r at e (ORR) 4. 5 1 - 7 Maximum percent decrease - 100% 50% - 50% - 30% 100% 20% GEJ/GC Historical data DKN - 01 + pemb r o N=31 2L + GEJ/GC pts Total (n) location RE (n) PR (n) SD (n) PD (n) NE (n) Disease c o n t r ol r at e ( DCR) Overall r espons e r at e (ORR) 0 % Achieved improved ORR, PFS, and OS in DKK1 - high patients Identified H - score threshold for DKK1 high/low expression n=11 n=20 10 5 3 2 1 0 3 12 5 8 (80%) 3 (20%) 5 (50%) 0 (0%) DKK1 - high DKK 1 - l ow 1 5 PD - progressive disease PR - partial response SD - stable disease OS ( mo ) 7.3 4 PFS ( mo ) 5.1 1 .4

DisTinGuish study design: advanced GEJ/Gastric cancer

1L GEJ/GC
DKN-01
+ tislelizumab
+ chemotherapy

Assess the safety and anti-tumor activity of DKN-01 in combination with tislelizumab +/- chemotherapy

Part A: First-line:

DKK1 all

DKN-01
+ tislelizumab/XELOX

N=25

Overall Response Rate
Progression-Free Survival
Duration of Response

Safety

Part B: Second-line:

DKK1-high
PD-1 Naïve

DKN-01
+ tislelizumab

N=51

Overall Response Rate
Progression-Free Survival
Duration of Response

Safety

BeiGene | leaptherapeutics

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DisTinGuish Part A consort diagram 15 DKK1 - high: H - score ≥35; DKK1 - low: H - score <35 1L GEJ/GC DKN - 01 + t islelizumab + chemotherapy 25 patients enrolled in ITT DKK1 - low ( ITT) DKK1 unknown expression C ompleted at least a full cycle of therapy (mITT) 1 unable to complete a full cycle of therapy 4 3 9 9 10 12 DKK1 - high ( ITT) C ompleted at least a full cycle of therapy (mITT) C ompleted at least a full cycle of therapy (mITT) 2 unable to complete a full cycle of therapy Still on treatment 21 - day cycles: IV DKN - 01 300mg IV DKN - 01 300mg IV tislelizumab 200mg IV oxaliplatin 130mg/m 2 oral capecitabine 1000mg/m 2 twice daily Days: 15 21 1

Best overall response by DKK1 expression 16 68.2% ORR in the mITT p opulation (1 CR; 14 PR) * mITT population includes all patients who received > 1 dose of DKN - 01 As presented at ASCO GI 2022 mITT * population N=22 DKK1 - high N=10 DKK1 - low N=9 DKK1 - unknown N=3 CR - complete response 1 (4.5%) 0 1 (11.1%) 0 PR - p artial response 1 4 (6 3 . 6%) 9 (90.0%) 4 ( 44 . 4%) 1 (33.3%) S D - s table disease 6 (27.3%) 0 4 (44.4%) 2 (66.7%) PD - p rogressive disease 0 0 0 0 NE - non - evaluable 1 (4.5%) 1 (10.0%) 0 0 SD SD SD SD SD SD PR PR PR PR PR PR PR PR PR PR PR PR PR PR C R - 50% - 30% 0 Best % cha n ge in sum of diameters GEJ Gastric All 9 of the evaluable DKK1 - high patients had a partial response 1 PR went to curative surgery with pathological CR - 10 0% 1L GEJ /GC DKN - 01 + t islelizumab + chemotherapy

Durable response by DKK1 expression 17 90 % ORR in DKK1 - high patients Best % cha n ge in sum of diameters Best Response Tumor Type GEJ GC DKK1 RNAscope H - score status High (≥35) Low (<35) Unknown Time since first dose (months) 2 3 4 5 9 12 14 PR - partial response SD - stable disease 10 6 7 8 11 13 0 1 CR - complete response % Change from baseline in sum of diameters 20 0 - 40 - 100 - 20 - 60 - 80 As presented at ASCO GI 2022 1L GEJ /GC DKN - 01 + t islelizumab + chemotherapy

PFS longer in DKK1 - high patients Median PFS all: 10.7 mo Median PFS for DKK1 - high: 11.9 mo Median PFS from Checkmate - 649 (nivolumab + chemo): 7.7 months Median 95% Cl High ≥35 11.9 1.12 12.0 Low <35 10.7 4.07 NA Unknown 8.38 1.31 NA Progression - free survival by DKK1 status (N=25) 12 High ≥35 9 Low <35 4 Unknown 11 8 8 7 6 5 3 5 3 Kaplan - Meier estimate 1 0.6 0 0.8 0.4 0.2 Progression free survival (months) 2 3 4 5 9 12 14 10 6 7 8 11 13 0 1 DKK1 RNAscope H - score status High (≥35) Low (<35) Unknown censored 9 8 9 9 9 9 7 6 4 3 3 3 3 3 3 3 1 1 1 0 4 2 1 2 1 1 6 18 As presented at ASCO GI 2022 1L GEJ /GC DKN - 01 + t islelizumab + chemotherapy

Overall survival not reached 19 Median 95% Cl High ≥35 NA 1.12 NA Low <35 NA 4.83 NA Unknown NA 1.31 NA Overall survival by DKK1 status (N=25) 12 High ≥35 9 Low <35 4 Unknown 11 9 6 7 5 7 Kaplan - Meier estimate 1 0.6 0 0.8 0.4 0.2 Overall survival (months) 2 3 4 5 9 12 14 10 6 7 8 11 13 0 1 DKK1 RNAscope H - score status High (≥35) Low (<35) Unknown censored 9 9 9 9 9 8 4 3 3 3 3 3 3 3 1 1 1 1 5 2 2 4 2 1 9 9 9 9 8 8 As presented at ASCO GI 2022 1L GEJ /GC DKN - 01 + t islelizumab + chemotherapy Median OS from Checkmate - 649 (nivolumab + chemo): 13.8 months

Best overall response by PD - L1 expression 20 79 % ORR in PD - L1 low patients Best % change in sum of diameters vCPS: visually - estimated combined positive score; PD - L1: programmed death - ligand 1 *Includes one pathologic CR As presented at ASCO GI 2022 CR - complete response 1 (50%) PR - p artial response 3 (75%) 0 6 (100%) 4 (57%) * 1 (100%) S D - s table disease 0 1 (50%) 0 3 (43%) 0 PD - p rogressive disease 0 0 0 0 0 NE - n on - evaluable 1 (25%) 0 0 0 0 DKK1 - low DKK 1 - high DKK 1 - high DKK 1 - l ow DKK 1 - unkno wn N=4 N=2 N=6 N=7 N=1 N=14 N=6 CP S ≥5 PD - L1 79% ORR 67% ORR CP S < 5 PD - L1 0 - 50% - 30% PR SD SD SD SD SD SD PR PR PR PR PR PR PR C R PR PR PR PR PR PR - 10 0% 1L GEJ /GC DKN - 01 + t islelizumab + chemotherapy

DKK1 and PD - L1 expression are not correlated 21 This population had low overall PD - L1 expression 200 300 100 40 10 50 80 20 60 90 30 70 100 0 DKK1 expression (H - score) 0 - 300 PD - L1 expression (CPS) 0 - 100 DKK1 0 Spearman correlation r = 0.061 p - value (two - sides) = 0.804 CR - complete response (n=1) P R - partial response (n=14) SD - stable disease (n=4) NE (n=1) As presented at ASCO GI 2022 1L GEJ /GC DKN - 01 + t islelizumab + chemotherapy

DKN-01 plus tislelizumab and chemotherapy safety profile

1L GEJ/GC
DKN-01
+ tislelizumab
+ chemotherapy

Combination DKN-01+ tislelizumab + capox was well tolerated with manageable toxicity

Most common DKN-01-related adverse events were low grade (G1/2):

Fatigue, nausea, diarrhoea, neutrophil count decreased, platelet count decreased

5 patients experienced six Grade ≥3 DKN-01-related adverse events:

Diarrhoea (1), neutrophil count decreased (1), blood phosphorus decreased (2), pulmonary embolism (2)

No Grade 4 events

TEAEs leading to death (Grade 5) within 30 days of last dose

- Pulmonary embolism (1) assessed by the investigator as related to regimen
- Aspiration pneumonia (1) and hepatic failure (1) both assessed as possibly related to disease progression

Preferred terms:	Part A (N=25) No. Patients (%)
TEAEs leading to death within 30 days of last dose	3 (12%)
Any adverse event	25 (100%)
Grade ≥ 3 events	14 (56%)
DKN-01-related	5 (20%)
Serious adverse events	10 (40%)
DKN-01-related	2 (8%)
Events leading to DKN-01 discontinuation	3 (12%)
DKN-01-related	1 (4%)
Events leading to DKN-01 dose reduction	1 (4%)
Drug-related adverse events	
DKN-01-related	14 (56%)
Tislelizumab-related	17 (68%)
Capecitabine-related	24 (96%)
Oxaliplatin-related	25 (100%)
Regimen-related	25 (100%)

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leap therapeutics

DisTinGuish Part C randomized study

1L GEJ/GC
DKN-01
+ tislelizumab
+ chemotherapy

Key eligibility criteria:
- No prior therapy for unresectable locally advanced or metastatic gastric/GEJ adenocarcinoma
- RECIST v1.1 measurable disease
- Her2 negative

Stratification factors:
- DKK1 expression (TPS ≥ 20% vs < 20%)
- PD-L1 (CPS ≥5 vs < 5)

N=160
1:1

DKN-01
+ tislelizumab
+ SOC chemotherapy
(XELOX or mFOLFOX6)

N=80

Tislelizumab
+ SOC chemotherapy
(XELOX or mFOLFOX6)

N=80

Primary objective:
PFS DKK1-high

Secondary objectives:
– PFS all patients
– OS, DKK1-high and all
– ORR, DKK1-high and all

leaptherapeutics

23

DKN - 01 highlights in gastric cancer 24 DKK1 is an important new therapeutic target in gastric cancer DKK1 - high is associated with aggressive biology, poor response to standard 5 - FU therapy, and shorter survival 56% ORR 10.7m PFS 90% ORR 11.9m PFS Response is correlated with DKK1 expression and independent of PD - L1 expression DKN - 01 + anti - PD - 1 tislelizumab + chemo therapy (1L) DKK1 - low DKK1 - high PD - L1 CPS <5 PD - L1 CPS <5 DKK1 DKK1 - high 79 % ORR 100 % ORR 68 % ORR 10.7m PFS Overall

DKN - 01 Colorectal cancer development

Rationale for targeting colorectal cancer DKK1 elevated in advanced CRC (Tempus) • CRC is characterized by hyperactivation of the Wnt pathway, often believed to be the initiating and driving event • DKK1 drives resistance to 5FU; DKN - 01 has demonstrated prior synergy with 5FU - based regimen in GEA • Preclinically DKN - 01 treatment: • Shows additive activity with 5FU and is able to overcome 5FU - resistance in xenograft models • Has activity alone and with anti - PD - 1 in syngeneic models • Has activity in wild type and PIK3CA mutant models alone and with a PIK3CA inhibitor Stage 1+2 Stage 3+4 T - test, p = 3.9e - 10 DKK1 Expression log2(TPM+1) 9 6 3 0 12 26

DKN - 01 activity in combination with 5 - FU chemotherapy in colorectal cancer models 27 • DKN - 01 has efficacy in CRC syngeneic models including HCT116 • Additive activity was seen with 5FU chemotherapy • In a 5FU chemotherapy - resistant model, DKN - 01 demonstrates significant inhibition of tumor growth Data courtesy of Goel Lab at City of Hope Cancer Center Tumor volume (mm 3 ) HCT116 parental HCT116 5FU - resistant 2500 2000 1000 0 Days post - induction 15 13 11 9 7 5 3 1 150 100 50 0 Tumor volume (mm 3 ) Days post - induction 15 13 11 9 7 5 3 1 1500 500 Iso+DMSO DKN - 01+5FU DKN - 01+DMSO lso+5FU

DKN - 01 activity in combination with 5 - FU chemotherapy in colorectal cancer models 28 • DKN - 01 has efficacy in CRC syngeneic models including SW480 • Additive activity was seen with 5FU chemotherapy • In a 5FU chemotherapy - resistant model, DKN - 01 demonstrates significant inhibition of tumor growth Data courtesy of Goel Lab at City of Hope Cancer Center Tumor volume (mm 3 ) SW480 parental SW480 5FU - resistant 600 400 0 Days post - induction 15 13 11 9 7 5 3 1 200 100 50 0 Days post - induction 13 11 9 7 5 3 1 200 Iso+DMSO DKN - 01+5FU DKN - 01+DMSO lso+5FU 150 Tumor volume (mm 3 )

DKN - 01 activity in combination with PD - 1 antibody in colorectal cancer model 29 • DKN - 01 has efficacy in CRC syngeneic models including CT26 • Additive activity was seen with an anti - PD - 1 antibody Tumor size (mm 3 ) 2000 1000 0 Days (post - inoculation) 500 lgG2a mDKN - 01 + Anti - PD - 1 Anti - PD - 1 mDKN - 01 21 18 14 11 7 1500 Single Agent Activity Additive Activity with Anti - PD - 1 Antibody

DKN - 01 activity in combination with PI3 kinase inhibitor in colorectal cancer models 30 • DKN - 01 has efficacy in CRC xenograft models, including with PIK3CA mutation • Additive activity was seen with an PI3 kinase inhibitor HCT116 parental HCT116 + PIK3CA H1047R mutation 3000 2000 1000 0 1500 500 Tumor size (mm 3 ) 2000 1000 500 0 1500 Tumor size (mm 3 ) hulgG4 huDKN - 01 huDKN - 01 + BYL719 BYL719 Days (post - inoculation) 52 48 36 32 16 20 24 28 40 44 2500 Days (post - inoculation) 48 36 32 12 20 24 28 40 44 16

DKN-01 colorectal cancer study

2L CRC
DKN-01
+ bevacizumab
+ chemotherapy

Randomized phase 2 study of FOLFIRI/FOLFOX and bevacizumab +/- DKN-01 as second-line treatment of advanced colorectal cancer

Key eligibility criteria:

- One prior 5-FU based therapy for advanced colorectal adenocarcinoma
- RECIST v1.1 measurable disease
- MSS and absence of BRAFV600 mutation

Stratification factors:

- DKK1 expression

DKN-01
+ SOC
+ bevacizumab
N=20

Safety run in

IA safety review

N=130
1:1

DKN-01
+ SOC chemotherapy
(FOLFIRI or mFOLFOX6)
+ bevacizumab
N=65

SOC chemotherapy
(FOLFIRI or mFOLFOX6)
+ bevacizumab
N=65

Primary objective:
PFS (SOC: mPFS 5.7 mos)

Secondary objectives:
– ORR (SOC: ORR 5%)
– DoR
– OS

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DKN - 01 Endometrial cancer development

Endometrial Cancer 33 Most common gynecological cancer in the western world High DKK1 i s associated with poor response to anti - VEGF therapy in endometrioid endometrial cancer patients Anti - VEGF treatment: 81% 95% 69% 17% 20% 80% 60% 40% O v e r all Regional (70%) Localized (67%) Metastatic (9%) 100% 0 0.25 0.75 0.50 1.00 0 0 500 Continuance probability ~66,500 annual cases in the United States and the incidence is increasing Fourth most common cancer in women in the United States Clinical risk factors include estrogen - only hormone replacement, obesity, chronic anovulation, tamoxifen therapy, nulliparity, early menarche, and late menopause ~ 66,500 Source: American Cancer Society , Tempus real world evidence 5 - Year overall and relative survival: 16 11 1 5 9 8 1 3 0 1 1 1 Number at risk Strata: DKK1 - low DKK1 - high 4 00 3 00 2 00 1 00 Time to treatment discontinuation anti - VEGF (days)

Single agent activity in endometrial cancer 34 Single agent activity is very low, ranging from 3 - 20% 13% 6% 3% 9% 13.5% 14.3% 36% 63.5% 26% 20% 50% 25% pembrolizumab 1.8 0% mPFS (months) dostarlimab durvalumab lenvatinib everolimus bevacizumab avelumab Anti - PD(L) - 1: MSS/refractory PD - L1+ mTOR Anti - angiogenic 4.2 5.4 2.8 ORR DCR 7 5% 100%

Phase 2 study design evaluating DKN-01 monotherapy and in combination in advanced gynecologic malignancies



Eligible patients
• Recurrent EEC
• Recurrent platinum-resistant /refractory EOC
• Recurrent MMMT
• ≥ 1 prior therapy
• Measurable disease
• 50% in each group with Wnt signaling alteration
DKN-01 300mg monotherapy
N=52
DKN-01 300mg + paclitaxel 80 mg
N=59
EEC N=29
EOC N=14
MMMT N=9
EEC N=24
EOC N=19
MMMT N=16

Primary objective:
Overall response rate (ORR)

Secondary objectives:
Exploring genetic mutations in the Wnt signaling pathway and tumoral DKK1 expression as predictive biomarkers

EEC - epithelial endometrial cancer
EOC - epithelial ovarian cancer
MMMT - malignant mixed Müllerian cancer

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leaptherapeutics

DKN-01 monotherapy - overall response by DKK1 tumoral expression

2L+ EEC
DKN-01
+ monotherapy

Overall response by DKK1 tumoral expression



Best % change from baseline in tumor size
200
100
0
-100
PD - progressive disease
SD - stable disease
PR - partial response
CR - complete response
222011 218010 207004 205004 206008 217005 208004 217003 206010 222012 222014 213002 201009 202001 218009 204011 213003 222013 201010 204008 207003 217002 218007 222010 201002 222002 223002 222001 203008
Subject

Status	Total	CR	PR	SD	PD	NE	ORR	DCR
DKK1-high (≥18)*	n=8	1	1	3	3	0	25%	63%
DKK1-low (<18)	n=15	0	0	1	11	3	0%	7%
Unknown	n=6	0	0	5	1	0	0%	83%

*H-score ≥ 18, upper tertile of overall study population

DKK1-high tumors have better ORR (25% vs. 0%) and clinical benefit (63% vs. 7%)

Patients with unknown DKK1 expression include 3 patients with durable SD and Wnt activating mutations

Durable clinical benefit in DKK1-high tumors



% change from baseline in tumor size
100
0
-100
0
200
400
600
Time since first dose (days)
DKK1-high
DKK1-low
Unknown
Response status:
PD - progressive disease
SD - stable disease
PR - partial response
CR - complete response

DKK1-high patients have longer progression-free survival (4.3 vs. 1.8 months [HR 0.26; 95 CI: 0.09, 0.75])

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leaptherapeutics

Complete response in endometrial cancer patient on DKN - 01 monotherapy 37 Maximum percent ecrease - 100% - 60% - 20% - 80% - 40% 0% 37.5% 56 % tumor reduction CR Treatment: DKN - 01 monotherapy Patient: 60 yo female with recurrent endometrial cancer Prior treatment: radiation and chemotherapy poorly tolerated (neuropathy and thrombocytopenia) Baseline disease characteristics: MSI - H, TMB: 46.65 Genetics: ARID1A, PIK3CA; DKK1 - high Enrolled in July 2018 mo n ths: 30 Monotherapy CR tumor reduction 2 0 14 10 8 2L+ E E C DKN - 01 + monotherapy

Pembrolizumab + lenvatinib in second-line endometrial cancer

Grade ≥3 treatment-emergent AEs[1]


89%

Any grade treatment-emergent AEs[1]


100%

most common AE's with Lenvima + Keytruda treated patients:

hypertension (64.0%), hypothyroidism (57.4%), diarrhea (54.2%), nausea (49.5%), decreased appetite (44.8%), vomiting (36.7%), weight decrease (34.0%), fatigue (33.0%), arthralgia (30.5%), proteinuria (28.8%), anemia (26.1%), constipation (25.9%), urinary tract infection (25.6%).

Fatal adverse reactions[1]


6%

Including gastrointestinal disorders: cardiac disorders: 0.5%, general disorders: 1.5%, infections: 0.7%, decreased appetite: 0.2%, neoplasms, nervous system, psychiatric, renal, reproductive, or respiratory disorders: 0.2% each.

Lenvima discontinuation[1]


31%

Keytruda discontinuation 19%[1,2]:
Most common AE's leading to discontinuation of Keytruda: adrenal insufficiency, colitis, pancreatitis and muscular weakness (2% each).

AE's leading to interruption of Keytruda (49%)[2]:
fatigue (14%), diarrhea, and decreased appetite (6% each), rash (5%), renal impairment, vomiting, increased lipase, decreased weight (4% each), nausea, increased blood alkaline phosphatase, and skin ulcer (3% each), adrenal insufficiency, increased, amylase, hypocalcemia,hypomagnesemia, hyponatremia, peripheral edema, musculoskeletal pain, and syncope (2% each).

AE's leading to reduction or interruption of Lenvima (88%)[2]:
fatigue (32%), hypertension (26%), diarrhea (18%), nausea, palmar-plantar erythrodysesthesia, vomiting (13% each), decreased appetite (12%), musculoskeletal pain (11%), stomatisis (9%), abdominal pain, herorrhades (7% each), renal impairment, decreased weight (6% each), rash, headache, increased lipase, and proteinuria (5% each).

	Population:	n	ORR	CR	PR	SD	mPFS
Lenvima + Keytruda KN-775	**Post platinum-based therapy, all-comers (dMMR + pMMR)**	**411**	**31.9%**	**6.6%**	**25.3%**	**47.0%**	**7.2 months**
	Post platinum-based therapy pMMR	**346**	**30.3%**	**5.2%**	**25.1%**	**48.6%**	**6.6 months**

[1]KEYNOTE-775 data presented at SGO 2021
[2]FDA Approves LENVIMA® (lenvatinib) plus KEYTRUDA® (pembrolizumab) Combination Treatment for Patients with Certain Types of Endometrial Carcinoma.
https://www.eisai.com/news/2019/news201967.html

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leaptherapeutics

DKN-01 plus pembrolizumab endometrial cancer study

2-3L EEC
DKN-01
+ pembrolizumab

Key eligibility criteria:

- ≥ 18 years of age
- Pathology-confirmed advanced or recurrent endometrial carcinoma
- Non-endometrioid histologies included with a Wnt activating mutation
- No more than 2 prior chemotherapy regimens
- No prior PD-1 or PD-L1 therapy
- No known dMMR or MSI-H tumors

Stage I — DKK1-high
Pembrolizumab 200mg IV Day 1
DKN-01 300mg IV Day 1 and 15
Cycle 21 days
N=15

Stage II* — N=15

Stage I — DKK1-low
Pembrolizumab 200mg IV Day 1
DKN-01 300mg IV Day 1 and 15
Cycle 21 days
N=15

Stage II* — N=15

Primary objective:
Objective response rate (ORR)

Secondary objectives:
Clinical benefit, PFS, OS, DOR

Open-label, phase 2 trial,
Bayesian optimal phase II design,
Investigator-initiated study with pembrolizumab supplied by Merck.

THE UNIVERSITY OF TEXAS MD Anderson Cancer Center

UAB

39

* Move to Stage II based on ORR in Stage I

leap therapeutics

DKN - 01 Prostate cancer development

DKK1 and DKN - 01 in prostate cancer 41 David Wise ASCO 2017 DKK1 expression is regulated by AR in CRPC tumor biopsies CIBERSORT analysis shows DKK1 expression associated with reduced inflammatory infiltrate DKN - 01 has efficacy in a PC3 SCID xenograft p< 0.0001 10 5 0 - 5 - 10 DKK1 mRNA expression (log2 FPKM) Active NK cells p< 0.005 0.02% 0.01% 0% p< 0.05 0.08% 0.04% 0% CD8+T cells p < 0.005 0.10% 0.05% 0% *P < 0.0001 1000 0 800 600 400 200 Quartile of DKK1 expression DKK1 quartile Quartile of DKK1 expression Days post treatment NE - NE+ CRPC Isotype DKN - 01 Inactive NK cells DKK1 low DKK1 high AR+ AR - AR+ AR - 1 2 3 4 1 2 3 4 1 2 3 4 12 20 24 28 16 8 4 0

Investigator-initiated study in advanced metastatic castration-resistant prostate cancer (mCRPC)

Perlmutter Cancer Center
NYU Langone Health


AR
DKK1

DKK1 is upregulated in prostate cancers with low Androgen Receptor (AR) expression.


NK

DKN-01 delays prostate cancer growth in pre-clinical models in an NK-cell dependent manner.


Progressed on ≥1 AR signaling inhibitor
Non-randomized Phase 1/2
Prior taxane or taxane intolerant
DKN-01 monotherapy
No prior taxane
DKN-01 + docetaxel

leaptherapeutics

42

DKK1 expression N=2 4 H - score 0 15 ( 58.3%) H - score ≥1 10 ( 41.7%) H - score ≥10 5 ( 20.8%) H - score ≥35 3 ( 12.5%) DKN - 01 + Doc e ta x el 300mg N/A N=4 600mg N/A N=3 300mg 75mg/m 2 N=3 600mg 75mg/m 2 N=3 Age 64.5 74 66 68 Adenocarcinoma , n (%) 4 (100%) 3 (100%) 3 (100%) 1 (33%) Neuroendocrine carcinoma, n (%) 0 0 0 2 (67%) Aggressive variant (AVPC), n (%) 1 (25%) 0 1 (25%) 3 (100%) APC mutation, n (%) 1 (25%) 1 (33%) 1 (33%) 0 CTNNB1 mutation, n (%) 0 2 (67%) 0 0 Investigator - initiated study in advanced metastatic castration - resistant prostate cancer ( mCRPC ) 43 Primary endpoint : of the phase 1 dose escalation cohorts was safety, characterized by dose - limiting toxicity (DLT). Secondary endpoints : of the study was to correlate anti - tumor activity, DKK1 expression (cutoff H - score ≥ 1), and clinical evidence of aggressive variant prostate cancer (AVPC). Safety data overview: Baseline characteristics: • No DKN - 01 related Grade ≥ 3 adverse events occurred in either cohort • No unexpected d ocetaxel - related Grade ≥ 3 AEs were observed DKK1 expression in 42% of samples tested: 2L+ mCRPC DKN - 01 + docetaxel

DKN - 01 activity in advanced mCRPC patients Monotherapy N= 7 Combination N= 6 PR - p artial response 0 5 ( 83.3%) S D - s table disease 2 ( 28.6%) 0 PD - p rogressive disease 3 (42.9%) 0 NE - non - evaluable 2 ( 28 . 6%) * 1 (1 6.7%) * 1 NE patient in each group had no measurable disease at baseline 2L+ mCRPC DKN - 01 + docetaxel Combination with docetaxel Monotherapy DKN - 01 600mg plus docetaxel DKN - 01 300mg plus docetaxel Unconfirmed Tx Ongoing A AVPC * 0 - 0.2 - 0.4 - 0.6 - 0.8 Best Overall Response A A A* * 0 0 90 2 3 DKK1 1.0 0.5 0.0 - 0.5 - 1.0 Best Overall Response n/a 0 n/a 10 5 DKK1 DKN - 01 600mg DKN - 01 300mg 44 All 5 evaluable DKN - 01 plus docetaxel patients had a RECIST partial response (3 confirmed, 2 unconfirmed) Confirmed responses in 2 of 3 patients with AVPC KEYNOTE - 365 (cohort B), pembrolizumab plus docetaxel: 23% confirmed ORR by RECIST in evaluable patients

DKN - 01 activity in combination with docetaxel PFS Best PSA Response Best PSA Response (%) 100 50 0 - 50 - 100 mPFS, 6.4 months 100 75 50 25 0 Months 0 2 4 6 8 10 rPFS (n=6) pts treated with DKN - 01 plus Docetaxel. rPFS (%) DKN - 01 600mg plus Docetaxel DKN - 01 300mg plus Docetaxel 45 2L+ mCRPC DKN - 01 + docetaxel All 6 DKN - 01 plus docetaxel patients have had a PSA50 response (6 th patient PSA50 response post - data cut) KEYNOTE - 365 (cohort B), pembrolizumab plus docetaxel: 34% PSA50 response Tx Ongoing

-0.75 -0.5 -0.25 0 0 65 130 195 260 % Change from Baseline Days on Treatment Confirmed partial response with deepening of response on monotherapy 46 Docetaxel plus DKN - 01 DKN - 01 Monotherapy * * Docetaxel discontinued due to toxicity Continued tumor regression with DKN - 01 treatment observed after discontinuation of docetaxel Treatment: DKN - 01 plus docetaxel transitioned to DKN - 01 monotherapy Patient: 6 9 yo male with metastatic castration resistant prostate cancer Prior treatment: Radical prostatectomy, pelvic RT, enzalutamide + 6 cycles of prostvac , bicalutamide, Lupron with immediate progression, darolutamide , sipuleucel - T with new liver lesions and biopsy proven prostate adenocarcinoma Biomarkers : NHTL1 mutation, DKK1 H - score = 0

DKN - 01 highlights in prostate cancer 47 Non - clinical studies identified DKK1 as being upregulated in prostate cancers with low Androgen Receptor expression and that inhibition of DKK1 delayed prostate cancer growth DKN - 01 in combination with docetaxel showed promising clinical responses in unselected patients by both RECIST and PSA50 criteria Clinical activity was particularly promising in patients with Aggressive Variant Prostate Cancer Retrospective correlation of anti - tumor activity with biomarker status is ongoing DKK1 AR

DKN - 01 DEVELOPMENT STRATEGY 2022 - 2023 Milestones

Leap 2022 - 2023 clinical milestones Prostate cancer + docetaxel Part A: First - line patients combination with chemotherapy Part B: Second - line patients DKK1 - high Part C: First - line patients Randomized Controlled Trial Gastric cancer + tislelizumab 49 Colorectal cancer + bevacizumab + chemotherapy Endometrial cancer + pembrolizumab Q 1 Q 1 Q2 Q2 Q3 2 0 2 2 2 0 2 3 Q3 Q 4 Q 4 PFS Final Data LPI Final Data FPI Initial Data Initial Data FPI Initial Data FPI Initial Data

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